Exhibit 10.4

NOTE EXCHANGE AGREEMENT

This NOTE EXCHANGE AGREEMENT, dated as of _________ ___, 201__ (this “Agreement”), is by and between Intellinetics, Inc. (the “Company”) and each of the noteholders who executed the signature page affixed hereto (each, a “Noteholder” and, collectively, the “Noteholders”).

WHEREAS, the Company has previously issued Convertible Notes (the “Notes”), one or more of which were purchased by each Noteholder;

WHEREAS, the outstanding principal amount of the Notes, plus accrued and unpaid interest, are convertible into shares (“Shares”) of common stock in the Company, with a par value of $0.001 (“Common Stock”), at a conversion price that is set forth in such Notes;

WHEREAS, the Company has offered to exchange all or a portion of the Notes for (i) an amount of Shares equal to the outstanding principal amount elected by each Noteholder for conversion, plus accrued and unpaid interest (the “Conversion Amount”), divided by the conversion price set forth in such Notes, and (ii) an amount of Warrants equal to the product of (a) the Conversion Amount, divided by 0.6, multiplied by (b) 0.5, with each warrant constituting a five (5)-year right to purchase one share of Common Stock at an exercise price of $0.65 per Share (the “Warrants”); and the Noteholders desire to exchange the amount of Notes set forth on the signature pages in accordance with the terms and conditions set forth herein (the “Note Exchange”);

WHEREAS, the Notes will be exchanged for the Shares and the Warrant in an exchange made in reliance upon the exemption from registration provided by Section 3(a)(9) of the Securities Act;

WHEREAS, in connection with the issuance of the Shares, Warrants, and the Common Stock issuable upon exercise of the Warrants (the “Warrant Shares,” together with the Shares and Warrants, the “Securities”), the Noteholders will be subject to certain restrictions on the transfer of the Shares and Warrants, all as more fully set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual terms, conditions and other agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree to the Note Exchange as set forth herein.

1. Definitions.

For purposes of this Agreement, the terms set forth below shall have the corresponding meanings provided below.

“Affiliate” shall mean, with respect to any specified Person (as defined below), (i) if such Person is an individual, the spouse, heirs, executors, or legal representatives of such individual, or any trusts for the benefit of such individual or such individual’s spouse and/or lineal descendants, or (ii) otherwise, another Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Person specified. As used in this definition, “control” shall mean the possession, directly or indirectly, of the sole and unilateral power to cause the direction of the management and policies of a Person, whether through the ownership of voting securities or by contract or other written instrument.

“Blue Sky Application” as defined in Section 5.3(a) hereof.

“Business Day” shall mean any day on which banks located in New York City are not required or authorized by law to remain closed.

“Common Stock” as defined in the recitals above.

“Company Financial Statements” as defined in Section 4.5(a) hereof.

“Company’s Knowledge” means the actual knowledge of any executive officer (as defined in Rule 405 under the Securities Act) or director of the Company, or the knowledge of any fact or matter which any person would reasonably be expected to become aware of in the course of performing the duties and responsibilities as an executive officer or director of the Company.

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Exhibit 10.4

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Liens” means any mortgage, lien, title claim, assignment, encumbrance, security interest, adverse claim, contract of sale, restriction on use or transfer or other defect of title of any kind.

“Material Adverse Effect” means a material adverse effect on (i) the assets, liabilities, results of operations, condition (financial or otherwise), business, or prospects of the Company and its Subsidiaries taken as a whole, (ii) the transactions contemplated hereby or in any of the Transaction Documents or (iii) the ability of the Company to perform its obligations under the Transaction Documents (as defined below).

“Note” as defined in the recitals above.

“Note Exchange” as defined in the recitals above.

“Noteholders” as defined in the recitals above.

“Offering” as defined in Section 4.4 below.

“PA Warrant Shares” shall mean any shares issuable upon exercise of warrants issued to the Placement Agent as compensation in connection with the transactions contemplated hereby.

“Person” shall mean an individual, entity, corporation, partnership, association, limited liability company, limited liability partnership, joint-stock company, trust or unincorporated organization.

“Piggyback Registration” as defined in Section 5.1 hereof.

“Placement Agency Agreement” means that certain agreement, dated December 11, 2015, by and between the Placement Agent and the Company.

“Placement Agent” means Taglich Brothers, Inc.

“Registrable Securities” shall mean the (i) Shares, (ii) the Warrant Shares, and (iii) PA Warrant Shares; provided, that a security shall cease to be a Registrable Security upon (A) sale pursuant to a Registration Statement or Rule 144 under the Securities Act, or (B) such security becoming eligible for sale by the Noteholders without any restriction pursuant to Rule 144 (including, without limitation, volume restrictions) and without the need for current public information required by Rule 144(c)(1) (or Rule 144(i)(2), if applicable).

“Registration Statement” shall mean any registration statement of the Company filed under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

“Regulation D” as defined in Section 3.7 hereof.

“Regulation S” as defined in Section 6.1(i)(E) hereof.

“Rule 144” as defined in Section 6.1(i)(C) hereof.

“SEC” means the U.S. Securities and Exchange Commission.

“SEC Documents” as defined in Section 4.5 hereof.

“Securities” as defined in the recitals above.

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” as defined in the recitals above.

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Exhibit 10.4

“Subsidiaries” shall mean any corporation or other entity or organization, whether incorporated or unincorporated, in which the Company owns, directly or indirectly, any equity or other ownership interest or otherwise controls through contract or otherwise.

“Transaction Documents” shall mean this Agreement and the Warrants.

“Transfer” shall mean any sale, transfer, assignment, conveyance, charge, pledge, mortgage, encumbrance, hypothecation, security interest or other disposition, or to make or effect any of the above.

“Underwriter” shall mean any entity engaged by the Company to serve as an underwriter in connection with a registration or offering of securities referred to in Section 5.

“Warrants” as defined in the recitals above.

“Warrant Shares” shall mean the shares of Common Stock issuable upon exercise of the Warrants.

2. Note Exchange. Subject to the terms and conditions of this Agreement, upon the execution of this Agreement, the parties shall, pursuant to Section 3(a)(9) of the Securities Act, effectuate the Note Exchange in the following manner: (a) each of the Noteholders shall severally, and not jointly, deliver to the Company the Notes elected for exchange, and (b) the Company shall issue and deliver to the Noteholders, duly issued certificates representing the Shares and Warrants, in the respective amounts set forth on the signature pages attached hereto. The parties acknowledge and agree that the Shares and the Warrant shall be issued to the Noteholder in exchange for the Note without the payment of any additional consideration.

3. Representations and Warranties of the Noteholders. Each Noteholder hereby, severally and not jointly, represents and warrants to the Company as of the date hereof as follows:

3.1           Authorization. The execution, delivery and performance by such Noteholder of the Transaction Documents to which such Noteholder is a party have been duly authorized and will each constitute the valid and legally binding obligation of such Noteholder, enforceable against such Noteholder in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors’ rights generally.

3.2           Ownership of the Notes. Each Noteholder is, and at all times since the effective date thereof has been, the beneficial owner of all of the Notes exchanged by such Noteholder hereunder, free and clear of any adverse claim, mortgage, pledge, lien, encumbrance, option, charge or other security interest that would prevent such Noteholder’s compliance with its obligations hereunder. Such Noteholder has the sole right and power to vote and dispose of the Notes, and none of such Notes is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting or transfer of any of the Notes, except for this Agreement.

3.3           Investment Entirely for Own Account. The Shares, Warrants, and Warrant Shares to be received by such Noteholder hereunder will be acquired for such Noteholder’s own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the Securities Act, and such Noteholder has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act, without prejudice, however, to such Noteholder’s right at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by such Noteholder to hold the Securities for any period of time. Such Noteholder is not a broker-dealer registered with the SEC under the Exchange Act or an entity engaged in a business that would require it to be so registered.

3.4           Investment Experience. Such Noteholder acknowledges that the Securities are a highly speculative investment and that it can bear the economic risk and complete loss of its investment in the Securities and has such knowledge and experience in financial or business matters such that it is capable of evaluating the merits and risks of the investment contemplated hereby.

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Exhibit 10.4

3.5           Disclosure of Information. Such Noteholder has had an opportunity to receive all information related to the Company and the Securities requested by it and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the Note Exchange. Neither such inquiries nor any other due diligence investigation conducted by such Noteholder shall modify, amend or affect such Noteholder’s right to rely on the Company’s representations and warranties contained in this Agreement. Such Noteholder acknowledges that it has reviewed, or has had the opportunity to review, with the assistance of professional and legal advisors of its choosing, sufficient information (including all documents filed or furnished to the Securities and Exchange Commission by the Company) and has had sufficient access to the Company necessary for such Noteholder to decide to participate in the Note Exchange.

3.6             Restricted Securities. Such Noteholder understands that the Securities, and the components thereof, are characterized as “restricted securities” under the U.S. federal securities laws since they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances.

3.7             Legends. It is understood that, except as provided below, certificates evidencing the Shares or Warrant Shares may bear the following or any similar legend:

(a)              “The securities represented hereby may not be transferred unless (i) such securities have been registered for sale pursuant to the Securities Act of 1933, as amended, (ii) such securities may be sold pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, or (iii) the Company has received an opinion of counsel reasonably satisfactory to it that such transfer may lawfully be made without registration under the Securities Act of 1933 or qualification under applicable state securities laws.”

(b)             If required by the authorities of any state in connection with the issuance of sale of the Shares, the legend required by such state authority.

3.7             Accredited Investor. Such Noteholder is an accredited investor as defined in Rule 501(a) of Regulation D, as amended, under the Securities Act (“Regulation D”).

3.8             No General Solicitation. Such Noteholder did not learn of the Note Exchange as a result of any public advertising or general solicitation.

3.9             Brokers and Finders. No Noteholder will have, as a result of the transactions contemplated by the Transaction Documents, any valid right, interest or claim against or upon the Company, any Subsidiary or any other Noteholder, for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of such Noteholder.

4.            Representations and Warranties of the Company.

The Company represents, warrants and covenants to the Noteholders that:

4.1.          Organization; Execution, Delivery and Performance.

(a)          The Company and each of its Subsidiaries, if any, is a corporation or other entity duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated or organized, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership or use of property or the nature of the business conducted by it makes such qualification necessary except where the failure to be so qualified or in good standing would not have a Material Adverse Effect.

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Exhibit 10.4

(b)          (i) The Company has all requisite corporate power and authority to enter into and perform the Transaction Documents and to consummate the transactions contemplated hereby and thereby and to issue the Securities, in accordance with the terms hereof and thereof, (ii) the execution and delivery of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Securities) have been duly authorized by the Company’s Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its stockholders, is required, (iii) each of the Transaction Documents has been duly executed and delivered by the Company by its authorized representative, and such authorized representative is a true and official representative with authority to sign each such document and the other documents or certificates executed in connection herewith and bind the Company accordingly, and (iv) each of the Transaction Documents constitutes, and upon execution and delivery thereof by the Company will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except to the extent limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights and general principles of equity that restrict the availability of equitable or legal remedies.

4.2.            Securities Duly Authorized. The Securities to be issued to each such Noteholder pursuant to this Agreement, when issued and delivered in accordance with the terms of this Agreement, will be duly and validly issued and will be fully paid and nonassessable and free from all taxes or Liens with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of stockholders of the Company. Subject to the accuracy of the representations and warranties of the Noteholders to this Agreement, the offer and issuance by the Company of the Securities is exempt from registration under the Securities Act.

4.3             No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby will not: (i) conflict with or result in a violation of any provision of the Certificate of Incorporation or By-laws or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which the Company or any of its Subsidiaries is a party, except for possible violations, conflicts or defaults as would not, individually or in the aggregate, have a Material Adverse Effect, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected. Except for the failure of the Company to hold a shareholder meeting in 2012, as required by its By-laws, neither the Company nor any of its Subsidiaries is in violation of its Certificate of Incorporation, By-laws or other organizational documents. Neither the Company nor any of its Subsidiaries is in default (and no event has occurred which with notice or lapse of time or both could put the Company or any of its Subsidiaries in default) under, and neither the Company nor any of its Subsidiaries has taken any action or failed to take any action that would give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party or by which any property or assets of the Company or any of its Subsidiaries is bound or affected, or for possible defaults as would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company and its Subsidiaries are not being conducted in violation of any law, rule ordinance or regulation of any governmental entity, except for possible violations which would not, individually or in the aggregate, have a Material Adverse Effect. Except as required under the Securities Act, the Exchange Act, the rules and regulations of the OTC Pink Market and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency, regulatory agency, self regulatory organization or stock market or any third party in order for it to execute, deliver or perform any of its obligations under this Agreement or to issue and sell the Securities in accordance with the terms hereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof.

4.4.            Capitalization. As of December 11, 2015, the authorized capital stock of the Company consists of (i) 50,000,000 shares of Common Stock, of which 7,123,074 shares are issued and outstanding, 1,288,134 shares are reserved for issuance pursuant to existing warrants to purchase Common Stock; 2,000,000 are reserved for issuance pursuant to the 2015 Intellinetics, Inc. Equity Incentive Plan, and 5,793,345 shares are reserved for issuance in accordance with all of the outstanding Convertible Notes. Upon the consummation of the Note Exchange, up to an additional 2,193,708 shares of Common Stock may be issuable upon exercise of the Warrants, and up to an additional 579,834 shares of Common Stock may be issuable upon exercise of the PA Warrants.

The Company is currently conducted a private placement of equity securities simultaneously with the Note Exchange (the “Offering”), pursuant to which up to 3,333,332 shares of Common Stock may be issued (aside from Common Stock issued in accordance with this Note Exchange), up to an additional 1,666,666 shares of Common Stock may be issued in accordance with warrants issued pursuant to such Offering, and up to an additional 333,334 shares of Common Stock may be issued if all the placement agent warrants are exercised in connection with the Offering.

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Exhibit 10.4

The aggregate total number of Common Stock that could be issued as a result of both this Note Exchange and the Offering is 13,900,219.

Except as described above, (i) there are no outstanding options, warrants, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into or exchangeable for any shares of capital stock of the Company or any of its Subsidiaries, or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries, (ii) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of its or their securities under the Securities Act (except for the registration rights provisions contained herein) and (iii) there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) that will be triggered by the issuance of the Shares. All of such outstanding shares of capital stock are, or upon issuance will be, duly authorized, validly issued, fully paid and nonassessable. No shares of capital stock of the Company are subject to preemptive rights or any other similar rights of the stockholders of the Company or any Lien imposed through the actions or failure to act of the Company.

4.5.            SEC Information.

(a)             Since the filing of the “Form 10 information” referenced in Section 4.18 of this Agreement, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act (all of the foregoing and all other documents filed with the SEC prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to herein as the “SEC Documents”). The SEC Documents have been made available to the Noteholders via the SEC’s EDGAR system. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents (“Company Financial Statements”) complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. The Company Financial Statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the Company Financial Statements, the Company has no liabilities, contingent or otherwise, other than: (i) liabilities incurred in the ordinary course of business subsequent to September 30, 2015 (the fiscal period end of the Company’s most recently-filed periodic report), and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, which, individually or in the aggregate, are not material to the financial condition or operating results of the Company.

(b)             The shares of Common Stock are currently traded on the OTC Pink Market. Except as set forth in the SEC Documents, the Company has not received notice (written or oral) from the Financial Industry Regulatory Authority to the effect that the Company is not in compliance with the continued listing and maintenance requirements of such market. The Company is in material compliance with all such listing and maintenance requirements.

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Exhibit 10.4

4.6             Permits; Compliance. The Company and each of its Subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary to own, lease and operate its properties and to carry on its business as it is now being conducted (collectively, the “Company Permits”), and there is no action pending or, to the knowledge of the Company, threatened regarding suspension or cancellation of any of the Company Permits. Neither the Company nor any of its Subsidiaries is in conflict with, or in default or violation of, any of the Company Permits, except for any such conflicts, defaults or violations which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. Since September 30, 2015, neither the Company nor any of its Subsidiaries has received any notification with respect to possible conflicts, defaults or violations of applicable laws, except for notices relating to possible conflicts, defaults or violations, which conflicts, defaults or violations would not have a Material Adverse Effect.

4.7             Litigation. Except as set forth in the SEC Documents, there is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company or any of its Subsidiaries, or their respective businesses, properties or assets or their officers or directors in their capacity as such, that would have a Material Adverse Effect. The Company is unaware of any facts or circumstances which might give rise to any of the foregoing. There has not been, and to the Company’s Knowledge, there is not pending or contemplated, any investigation by the SEC involving the Company, any of its Subsidiaries or any current or former director or executive officer of the Company or any of its Subsidiaries.

4.8             No Material Changes.

Since September 30, 2015, except as set forth in the SEC Documents, there has not been:

(i)	Any material adverse change in the financial condition, operations or business of the Company from that shown on the Company Financial Statements, or any material transaction or commitment effected or entered into by the Company outside of the ordinary course of business;

(ii)	Any effect, change or circumstance which has had, or could reasonably be expected to have, a Material Adverse Effect; or

(iii)	Any incurrence of any material liability outside of the ordinary course of business.

4.9             No General Solicitation. Neither the Company nor any person participating on the Company’s behalf in the transactions contemplated hereby has conducted any “general solicitation,” as such term is defined in Regulation D promulgated under the Securities Act, with respect to any of the Shares being offered hereby.

4.10           No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the Securities Act of the issuance of the Shares to the Noteholders. The issuance of the Shares to the Noteholders will not be integrated with any other issuance of the Company’s securities (past, current or future) for purposes of any stockholder approval provisions applicable to the Company or its securities.

4.11           No Brokers. Except as set forth in Section 9.1, the Company has taken no action which would give rise to any claim by any person for brokerage commissions, transaction fees or similar payments relating to this Agreement or the transactions contemplated hereby.

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Exhibit 10.4

4.12           Internal Controls. The Company is in material compliance with the provisions of the Sarbanes-Oxley Act of 2002 currently applicable to the Company. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including the Subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company’s most recently filed period report under the Exchange Act, as the case may be, is being prepared. The Company's certifying officers have evaluated the effectiveness of the Company's controls and procedures as of the end of the period covered by the most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company's internal controls (as such term is defined in Item 308 of Regulation S-K) or, to the Company's Knowledge, in other factors that could significantly affect the Company's internal controls. The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with GAAP and the applicable requirements of the Exchange Act.

4.13           Disclosure. The Company confirms that neither it nor any other Person acting on its behalf has provided any of the Noteholders or their agents or counsel with any information that constitutes or could reasonably be expected to constitute material, non-public information concerning the Company or any of its Subsidiaries, other than the existence of the transactions contemplated by this Agreement and the other Transaction Documents. The Company understands and confirms that each of the Noteholders will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Noteholders regarding the Company and its Subsidiaries, their businesses and the transactions contemplated hereby, including the schedules to this Agreement, furnished by or on behalf of the Company or any of its Subsidiaries is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Each press release issued by the Company or any of its Subsidiaries during the twelve (12) months preceding the date of this Agreement did not at the time of release contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, liabilities, results of operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure at or before the date hereof or announcement by the Company but which has not been so publicly disclosed. The Company acknowledges and agrees that no Noteholder makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.

4.14           Intellectual Property Rights. The Company and its Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, original works, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights and all applications and registrations therefor (“Intellectual Property Rights”) necessary to conduct their respective businesses as now conducted and as presently proposed to be conducted. None of the Company’s or its Subsidiaries’ Intellectual Property Rights have expired, terminated or been abandoned, or are expected to expire, terminate or be abandoned, within two (2) years from the date of this Agreement. The Company has no knowledge of any infringement by the Company or any of its Subsidiaries of Intellectual Property Rights of others. Except as set forth in the SEC Documents, there is no claim, action or proceeding being made or brought, or to the Company’s Knowledge, being threatened, against the Company or any of its Subsidiaries regarding their Intellectual Property Rights. The Company is not aware of any facts or circumstances which might give rise to any of the foregoing infringements or claims, actions or proceedings. The Company and each of its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property Rights, except where failure to take such measures would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

4.15           Tax Status. Except for occurrences that would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, the Company and each of its Subsidiaries (i) has timely made or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has timely paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company and its Subsidiaries know of no basis for any such claim. The Company is not operated in such a manner as to qualify as a passive foreign investment company, as defined in Section 1297 of the U.S. Internal Revenue Code of 1986, as amended.

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Exhibit 10.4

4.16           Acknowledgement Regarding Noteholders’ Trading Activity. It is understood and acknowledged by the Company that (i) following the public disclosure of the transactions contemplated by the Transaction Documents in accordance with the terms thereof, none of the Noteholders have been asked by the Company or any of its Subsidiaries to agree, nor has any Noteholder agreed with the Company or any of its Subsidiaries, to desist from effecting any transactions in or with respect to (including, without limitation, purchasing or selling, long and/or short) any securities of the Company, or “derivative” securities based on securities issued by the Company or to hold any of the Shares for any specified term; (ii) any Noteholder, and counterparties in “derivative” transactions to which any such Noteholder is a party, directly or indirectly, presently may have a “short” position in the Common Stock which was established prior to such Noteholder’s knowledge of the transactions contemplated by the Transaction Documents; and (iii) each Noteholder shall not be deemed to have any affiliation with or control over any arm’s length counterparty in any “derivative” transaction. The Company further understands and acknowledges that following the public disclosure of the transactions contemplated by the Transaction Documents, one or more Noteholders may engage in hedging and/or trading activities at various times during the period that the Shares are outstanding, and such hedging and/or trading activities, if any, can reduce the value of the existing stockholders’ equity interest in the Company both at and after the time the hedging and/or trading activities are being conducted. The Company acknowledges that such aforementioned hedging and/or trading activities do not constitute a breach of this Agreement or any other Transaction Document or any of the documents executed in connection herewith or therewith.

4.17           Manipulation of Price. Neither the Company nor any of its Subsidiaries has, and, to the Company’s Knowledge, no Person acting on their behalf has, directly or indirectly, (i) taken any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company or any of its Subsidiaries to facilitate the sale or resale of any of the Shares, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Shares (other than the Placement Agent), or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company or any of its Subsidiaries (other than the Placement Agent).

4.18           Shell Company Status. The Company was previously a “shell issuer”, as defined in Rule 144(i)(1), promulgated under the Securities Act. The Company confirms that: (i) effective February 10, 2012, it ceased to be a “shell issuer”; (ii) it has not been a “shell issuer” between February 10, 2012 and the date of this Agreement; (iii) it is subject to the reporting requirements of Section 13 of the Exchange Act; (iv) it has filed all reports and other materials required to be filed by Section 13 of the Exchange Act during the 12 month period prior to the date of this Agreement, and (v) more than one year ago, it filed current “Form 10 information”, as defined in Rule 144(i)(3), with the SEC, which reflects that it is not a “shell issuer”.

5.            Registration Rights.

5.1.          Mandatory Registration. The Company shall prepare and, as soon as practicable, but in no event later than 90 days after the effective date of this Agreement, file with the SEC a Registration Statement on Form S-3 covering the resale of all of the Registrable Securities, provided that if Form S-3 is unavailable for such a registration, the Company shall register the resale of the Registrable Securities on another appropriate form reasonably acceptable to the Noteholders and (ii) undertake to register the resale of the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of all Registration Statements then in effect and the availability for use of each prospectus contained therein until such time as a Registration Statement on Form S-3 covering the resale of all the Registrable Securities has been declared effective by the SEC and the prospectus contained therein is available for use. The Company shall use commercially reasonable efforts to have such initial Registration Statement, and each other Registration Statement required to be filed pursuant to the terms of this Agreement, declared effective by the SEC as soon as practicable, but in no event later than 180 days after the effective date of this Agreement (or 90 days after such date when the Company is then obligated to file another Registration Statement).

9

Exhibit 10.4

5.2.          PiggyBack Registration. Whenever the Company proposes to register any of its securities under the Securities Act, whether for its own account or for the account of another stockholder (except for the registration of securities (A) to be offered pursuant to an employee benefit plan on Form S-8 or (B) pursuant to a registration made on Form S-4, or any successor forms then in effect) at any time and the registration form to be used may be used for the registration of the Registrable Securities (a “Piggyback Registration”), it will so notify in writing all holders of Registrable Securities no later than the earlier to occur of (i) the tenth (10th) day following the Company’s receipt of notice of exercise of other demand registration rights, or (ii) thirty (30) days prior to the anticipated filing date. Subject to the provisions of this Agreement, the Company will include in the Piggyback Registration all Registrable Securities, on a pro rata basis based upon the total number of Registrable Securities with respect to which the Company has received written requests for inclusion within ten (10) business days after the applicable holder’s receipt of the Company’s notice.

5.3.          Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company, whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the trading market on which the Common Stock is then listed for trading, and (B) in compliance with applicable state securities or Blue Sky laws, (ii) processing expenses of the Placement Agent, including, but not limited to, printing expenses, messenger, telephone and delivery expenses and customary marketing expenses, (iii) fees and disbursements of counsel and independent public accountants for the Company, (iv) fees and disbursements of one counsel to the Placement Agent, and (v) filing fees and counsel fees of the Placement Agent if a determination is made that a FINRA Rule 5110 filing is required to be made with respect to the Registration Statement.

5.4.          Offering. In the event the staff of the SEC (the “Staff”) or the SEC seeks to characterize any offering pursuant to a Registration Statement filed pursuant to this Agreement as constituting an offering of securities by, or on behalf of, the Company, or in any other manner, such that the Staff or the SEC do not permit such Registration Statement to become effective and used for resales in a manner that does not constitute such an offering and that permits the continuous resale at the market by the Noteholders participating therein (or as otherwise may be acceptable to each Noteholder) without being named therein as an “underwriter,” then the Company shall reduce the number of shares to be included in such Registration Statement until such time as the Staff and the SEC shall so permit such Registration Statement to become effective as aforesaid. In making such reduction, the Company shall (X) reduce, and if necessary, eliminate, in order, (i) any Registrable Securities that are not Shares or PA Warrant Shares then (ii) any Registrable Securities that are not Shares, then (Y) if necessary, reduce the number of shares to be included by all Noteholders on a pro rata basis (based upon the number of Registrable Securities otherwise required to be included for each Noteholder) unless the inclusion of shares by a particular Noteholder or a particular set of Noteholders are resulting in the Staff or the SEC’s “by or on behalf of the Company” offering position, in which event the shares held by such Noteholder or set of Noteholders shall be the only shares subject to reduction (and if by a set of Noteholders on a pro rata basis by such Noteholders or on such other basis as would result in the exclusion of the least number of shares by all such Noteholders).  In addition, in the event that the Staff or the SEC requires any Noteholder seeking to sell securities under a Registration Statement filed pursuant to this Agreement to be specifically identified as an “underwriter” in order to permit such Registration Statement to become effective, and such Noteholder does not consent to being so named as an underwriter in such Registration Statement, then, in each such case, the Company shall reduce the total number of Registrable Securities to be registered on behalf of such Noteholder, until such time as the Staff or the SEC does not require such identification or until such Noteholder accepts such identification and the manner thereof. Notwithstanding anything else to the foregoing, any reduction pursuant to this paragraph will first reduce all securities that are not Registrable Securities. In the event of any reduction in Registrable Securities pursuant to this paragraph, an affected Noteholder shall have the right to require, upon delivery of a written request to the Company signed by such Noteholder, the Company to file a registration statement within thirty (30) days of such request (subject to any restrictions imposed by Rule 415 promulgated by the SEC under the Securities Act or required by the Staff or the SEC) for resale by such Noteholder in a manner acceptable to such Noteholder, and the Company shall following such request cause to be and keep effective such registration statement in the same manner as otherwise contemplated in this Agreement for registration statements hereunder, in each case until such time as: (i) all Registrable Securities held by such Noteholder have been registered and sold pursuant to an effective Registration Statement in a manner acceptable to such Noteholder or (ii) all Registrable Securities may be resold by such Noteholder without restriction (including, without limitation, volume limitations) pursuant to Rule 144 (taking account of any Staff position with respect to “affiliate” status) and without the need for current public information required by Rule 144(c)(1) (or Rule 144(i)(2), if applicable) or (iii) such Noteholder agrees to be named as an underwriter in any such Registration Statement in a manner acceptable to such Noteholder as to all Registrable Securities held by such Noteholder and that have not theretofore been included in a Registration Statement under this Agreement (it being understood that the special demand right under this sentence may be exercised by a Noteholder multiple times and with respect to limited amounts of Registrable Securities in order to permit the resale thereof by such Noteholder as contemplated above).

10

Exhibit 10.4

5.5.         Indemnification.

(a)          Indemnification by the Company. The Company will indemnify and hold harmless each Noteholder and its officers, directors, members, shareholders, partners, representatives, employees and agents, successors and assigns, and each other person, if any, who controls such Noteholder within the meaning of the Securities Act, against any losses, obligations, claims, damages, liabilities, contingencies, judgments, fines, penalties, charges, costs (including, without limitation, court costs, reasonable attorneys’ fees and costs of defense and investigation), amounts paid in settlement or expenses, joint or several, (collectively, “Claims”) incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto, to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, any preliminary prospectus or final prospectus contained therein, or the Private Placement Memorandum, or any amendment or supplement thereof; (ii) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Registrable Securities under the securities laws thereof (any such application, document or information herein called a “Blue Sky Application”); (iii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (iv) any violation by the Company or its agents of any rule or regulation promulgated under the Securities Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration; or (v) any failure to register or qualify the Registrable Securities included in any such Registration Statement in any state where the Company or its agents has affirmatively undertaken or agreed in writing that the Company will undertake such registration or qualification on a Noteholder’s behalf and will reimburse such Noteholder, and each such officer, director or member and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Noteholder or any such controlling person in writing specifically for use in such Registration Statement or Prospectus.

(b)          Indemnification by the Noteholders. Each Noteholder agrees, severally but not jointly, to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees, stockholders, partner, representatives and each person who controls the Company (within the meaning of the Securities Act) against any Claims resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary prospectus or amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent that such untrue statement or omission is contained in any information furnished in writing by such Noteholder to the Company specifically for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto. In no event shall the liability of a Noteholder be greater in amount than the dollar amount of the proceeds (net of all expense paid by such Noteholder in connection with any claim relating to this Section 5.3 and the amount of any damages such Noteholder has otherwise been required to pay by reason of such untrue statement or omission) received by such Noteholder upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.

11

Exhibit 10.4

(c)          Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed to pay such fees or expenses, or (b) the indemnifying party shall have failed to assume the defense of such claim or employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the consent of the indemnified party, which consent shall not be unreasonably withheld or delayed, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

(d)          Contribution. If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such Claim in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of a holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such holder in connection with any claim relating to this Section 5.3 and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

5.6.          Cooperation by Noteholder. Each Noteholder shall furnish to the Company or the Underwriter, as applicable, such information regarding the Noteholder and the distribution proposed by it as the Company may reasonably request in connection with any registration or offering referred to in this Section 5. Each Noteholder shall cooperate as reasonably requested by the Company in connection with the preparation of the registration statement with respect to such registration, and for so long as the Company is obligated to file and keep effective such registration statement, shall provide to the Company, in writing, for use in the registration statement, all such information regarding the Noteholder and its plan of distribution of the Shares included in such registration as may be reasonably necessary to enable the Company to prepare such registration statement, to maintain the currency and effectiveness thereof and otherwise to comply with all applicable requirements of law in connection therewith.

12

Exhibit 10.4

6.            Transfer Restrictions.

6.1.          Transfer or Resale. Each Noteholder understands that:

(i)          Except as provided in the registration rights provisions set forth above, the sale or resale of all or any portion of the Shares has not been and is not being registered under the Securities Act or any applicable state securities laws, and all or any portion of the Shares may not be transferred unless:

(A)         the Shares are sold pursuant to an effective registration statement under the Securities Act;

(B)         the Noteholder shall have delivered to the Company, at the cost of the Company, a customary opinion of counsel that shall be in form, substance and scope reasonably acceptable to the Company, to the effect that the Shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration;

(C)         the Shares are sold or transferred to an “affiliate” (as defined in Rule 144 promulgated under the Securities Act (or a successor rule) (“Rule 144”)) of the Noteholder who agrees to sell or otherwise transfer the Shares only in accordance with this Section 6.1 and who is an Accredited Investor;

(D)         the Shares are sold pursuant to Rule 144; or

(E)         the Shares are sold pursuant to Regulation S under the Securities Act (or a successor rule) (“Regulation S”);

and, in each case, the Noteholder shall have delivered to the Company, at the cost of the Company, a customary opinion of counsel, in form, substance and scope reasonably acceptable to the Company. Notwithstanding the foregoing or anything else contained herein to the contrary, the Shares may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

6.2           Transfer Agent Instructions. If a Noteholder provides the Company with a customary opinion of counsel, that shall be in form, substance and scope reasonably acceptable to the Company, to the effect that a public sale or transfer of such Shares may be made without registration under the Securities Act and such sale or transfer is effected, the Company shall permit the transfer and promptly instruct its transfer agent to issue one or more certificates, free from restrictive legend, in such name and in such denominations as specified by such Noteholder. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Noteholders, by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 6.2 may be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section, that the Noteholders shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate transfer, without the necessity of showing economic loss and without any bond or other security being required.

6.3           Public Information.  At any time during the period commencing from the effective date of this Agreement and ending on the two (2) year anniversary of such date, if the Company shall fail for any reason to satisfy the current public information requirement under Rule 144(c) (a “Public Information Failure”) then, in addition to such Noteholder’s other available remedies, the Company shall pay to each Noteholder, in cash, as partial liquidated damages and not as a penalty, by reason of any such delay in or reduction of its ability to sell the Shares, an amount in cash equal to one percent (1.0%) of the aggregate Conversion Amount for each Noteholder on the day of a Public Information Failure and on every thirtieth (30th) day (pro-rated for periods totaling less than thirty days) thereafter until the earlier of (a) the date such Public Information Failure is cured and (b) such time that such public information is no longer required for the Noteholders to transfer the Shares pursuant to Rule 144.  The payments to which a Noteholder shall be entitled pursuant to this Section 6.3 are referred to herein as “Public Information Failure Payments.”  Public Information Failure Payments shall be paid on the earlier of (i) the last day of the calendar month during which such Public Information Failure Payments are incurred and (ii) the third (3rd) Business Day after the event or failure giving rise to the Public Information Failure Payments is cured. In the event the Company fails to make Public Information Failure Payments in a timely manner, such Public Information Failure Payments shall bear interest at the rate of 1.5% per month (prorated for partial months) until paid in full. Nothing herein shall limit such Noteholder’s right to pursue actual damages for the Public Information Failure, and such Noteholder shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

13

Exhibit 10.4

6.3           Holding Period.  Notwithstanding anything else to the foregoing, for the purposes of Rule 144, the Company acknowledges that the holding period of the Note may be tacked onto the holding period of each of the Shares and the Warrants, and the Company agrees not to take a position contrary to this Section 6.3. The Company agrees to take all actions, including, without limitation, obtaining customary legal opinions necessary to comply with the foregoing.

7.            Miscellaneous.

7.1.          Compensation of Placement Agent. The Noteholder acknowledges that it is aware that the Placement Agent will receive from the Company, in consideration for its services as financial advisor and placement agent in respect of the transactions contemplated hereby, (a) a commission success fee equal to 8% of the face value (including accrued unpaid interest) of the Notes that are converted in connection with this Note Exchange, payable in cash, (b) an expense allowance, which shall include reimbursement of legal expenses incurred in connection with the transactions contemplated hereby, not to exceed $30,000 without the Company’s prior written approval, payable in cash, (c) reimbursement for all filing fees the Placement Agent is required to pay the Financial Industry Regulatory Authority (“FINRA”) and reasonable fees and expenses of legal counsel to Placement Agent in connection with such filings with FINRA; and (d) five-year warrants to purchase such number of shares of the Company’s Common Stock equal to ten percent (10%) of the number of shares issued in connection with this Note Exchange, at an exercise price equal to $0.715 per share. The Placement Agent is also receiving additional compensation in connection with the Offering.

7.2.          Notices. All notices, requests, demands and other communications provided in connection with this Agreement shall be in writing and shall be deemed to have been duly given at the time when hand delivered, delivered by express courier, or sent by facsimile (with receipt confirmed by the sender’s transmitting device) in accordance with the contact information provided below or such other contact information as the parties may have duly provided by notice.

The Company:

Intellinetics, Inc.		With a copy to:	Kegler, Brown, Hill & Ritter Co., L.P.A.

2190 Dividend Drive			65 E. State St., Ste 1800

Columbus, Ohio 43228-3806			Columbus, Ohio 43215

Telephone:	(614) 388-8909		Telephone:	(614) 462-5400

Attention:	Mr. Matthew L. Chretien,		Facsimile:	(614) 464-2634
President and Chief Executive Officer
			Attention:	Erin C. Herbst

The Noteholders:

As per the contact information provided on the signature pages hereof.

14

Exhibit 10.4

Taglich Brothers, Inc.:

Taglich Brothers, Inc.		With a copy to:	Sichenzia Ross Friedman Ference LLP

275 Madison Avenue, Suite 1618			61 Broadway, 32nd Floor

New York, NY 10016			New York, New York 10006

Telephone:	(212) 661-6886		Telephone:	(212) 930-9700

Facsimile:	(212) 661-6824		Facsimile:	(212) 930-9725

Attention:	Robert C. Schroeder		Attention:	Marc J. Ross, Esq.

Vice President, Investment Banking

7.3           Survival of Representations and Warranties. Each party hereto covenants and agrees that the representations and warranties of such party contained in this Agreement shall survive the effective date of this Agreement. Each Noteholder shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

7.4          Indemnification.

(a)          The Company agrees to indemnify and hold harmless each Noteholder and its Affiliates and their respective directors, officers, employees and agents from and against any and all losses, claims, damages, liabilities and expenses (including without limitation reasonable attorney fees and disbursements and other expenses incurred in connection with investigating, preparing or defending any action, claim or proceeding, pending or threatened and the costs of enforcement thereof) (collectively, “Losses”) to which such Person may become subject as a result of any breach of representation, warranty, covenant or agreement made by or to be performed on the part of the Company under the Transaction Documents, and will reimburse any such Person for all such amounts as they are incurred by such Person.

(b)          Promptly after receipt by any Noteholder (the “Indemnified Person”) of notice of any demand, claim or circumstances which would or might give rise to a claim or the commencement of any action, proceeding or investigation in respect of which indemnity may be sought pursuant to Section 9.4, such Indemnified Person shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person, and shall assume the payment of all fees and expenses; provided, however, that the failure of any Indemnified Person so to notify the Company shall not relieve the Company of its obligations hereunder except to the extent that the Company is materially prejudiced by such failure to notify. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Company and the Indemnified Person shall have mutually agreed to the retention of such counsel; or (ii) in the reasonable judgment of counsel to such Indemnified Person representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Company shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent, or if there be a final judgment for the plaintiff, the Company shall indemnify and hold harmless such Indemnified Person from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. Without the prior written consent of the Indemnified Person, which consent shall not be unreasonably withheld, the Company shall not effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Person from all liability arising out of such proceeding.

7.5.          Entire Agreement. This Agreement contains the entire agreement between the parties hereto in respect of the subject matter contained herein and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter contained herein.

15

Exhibit 10.4

7.6          Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and, except for the Placement Agent and other registered broker-dealers, if any, who are specifically agreed to be and acknowledged by each party as third party beneficiaries hereof, is not for the benefit of, nor may any provision hereof be enforced by, any other person.

7.7.          Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor any Noteholder shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other. Notwithstanding the foregoing, but subject to the provisions of Section 6.1 hereof, any Noteholder may, without the consent of the Company, assign its rights hereunder to any person that purchases Shares in a private transaction from a Noteholder or to any of its “affiliates,” as that term is defined under the 1934 Act.

7.8.          Public Disclosures. The Company shall (x) on or before 8:30 a.m., New York time, on the first (1st) Business Day after the date of this Agreement, (x) issue a press release (the “Press Release”) reasonably acceptable to the Noteholders disclosing all the material terms of the transactions contemplated by the Transaction Documents and (y) on or before 8:30 a.m., New York time, within three (3) Business Days after the date of this Agreement, file a Current Report on Form 8-K describing all the material terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act and attaching all the material Transaction Documents (including, without limitation, this Agreement (and all schedules to this Agreement) (including all attachments, the “8-K Filing”). From and after the issuance of the Press Release, the Company shall have disclosed all material, non-public information (if any) delivered to any of the Noteholders by the Company in connection with the transactions contemplated by the Transaction Documents. Neither the Company nor any Noteholder shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, the Company shall be entitled, without the prior approval of any Noteholder, to make the Press Release and any other press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that in the case of clause (i) each Noteholder shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release). Without the prior written consent of the applicable Noteholder (which may be granted or withheld in such Noteholder’s sole discretion), the Company shall not disclose the name of such Noteholder in any filing (other than the 8-K Filing, any Registration Statement registering the Shares and any other filing as is required by applicable law and regulations), announcement, release or otherwise.

7.9.          Binding Effect; Benefits. This Agreement and all the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; nothing in this Agreement, expressed or implied, is intended to confer on any persons other than the parties hereto or their respective successors and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

7.10.        Amendment; Waivers. All modifications, amendments or waivers to this Agreement shall require the written consent of both the Company and a majority-in-interest of the Noteholders (based on the number of Shares issued hereunder).

7.11.        Applicable Law; Disputes. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the conflict of law provisions thereof, and the parties hereto irrevocably submit to the exclusive jurisdiction of the United States District Court for the Southern District of New York, or, if jurisdiction in such court is lacking, the Supreme Court of the State of New York, New York County, in respect of any dispute or matter arising out of or connected with this Agreement

7.12.        Further Assurances. Each party hereto shall do and perform or cause to be done and performed all such further acts and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

16

Exhibit 10.4

7.13.        Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. This Agreement may also be executed via facsimile, which shall be deemed an original.

7.14         Independent Nature of Noteholders. The obligations of each Noteholder under this Agreement or other transaction document are several and not joint with the obligations of any other Noteholder, and no Noteholder shall be responsible in any way for the performance of the obligations of any other Noteholder under this Agreement or any other transaction document. Each Noteholder shall be responsible only for its own representations, warranties, agreements and covenants hereunder. The decision of each Noteholder to obtain Shares pursuant to this Agreement has been made by such Noteholder independently of any other Noteholder and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have been made or given by any other Noteholder or by any agent or employee of any other Noteholder, and no Noteholder or any of its agents or employees shall have any liability to any other Noteholder (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any other transaction document, and no action taken by any Noteholder pursuant hereto or thereto, shall be deemed to constitute the Noteholders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Noteholders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Except as otherwise provided in this Agreement or any other transaction document, each Noteholder shall be entitled to independently protect and enforce its rights arising out of this Agreement or out of the other transaction documents, and it shall not be necessary for any other Noteholder to be joined as an additional party in any proceeding for such purpose. Each Noteholder has been represented by its own separate legal counsel in connection with the transactions contemplated hereby.

[SIGNATURE PAGES IMMEDIATELY FOLLOW]

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Exhibit 10.4

IN WITNESS WHEREOF, the undersigned Noteholders and the Company have caused this Note Exchange Agreement to be duly executed as of the date first above written.

INTELLINETICS, INC.

By:
Matthew L. Chretien
President and Chief Executive Officer

NOTEHOLDERS:

The Noteholders executing the Signature Page in the form attached hereto as Annex A and delivering the same to the Company or its agents shall be deemed to have executed this Agreement and agreed to the terms hereof.

18

Exhibit 10.4

Annex A

Note Exchange Agreement

Noteholder Counterpart Signature Page

The undersigned, desiring to: (i) enter into this Note Exchange Agreement dated as of _________ __, 201__ (the “Agreement”), with the undersigned, Intellinetics, Inc., a Nevada corporation (the “Company”), in or substantially in the form furnished to the undersigned and (ii) exchange the Notes as set forth below, hereby agrees to exchange such Notes issued by the Company as of the effective date of the Agreement and further agrees to join the Agreement as a party thereto, with all the rights and privileges appertaining thereto, and to be bound in all respects by the terms and conditions thereof. The undersigned specifically acknowledges having read the representations in the Agreement section entitled “Representations, Warranties and Acknowledgments of the Noteholders,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Noteholder.

Name of Noteholder:

If an entity:

Print Name of Entity:

By:
Name:
Title:

If an individual:

Print Name:

Signature:

If joint individuals:

Print Name:

Signature:

All Noteholders:

Address:

Telephone No.:
Facsimile No.:
Email Address:

The Noteholder hereby elects to exchange Note(s) with a principal amount of $____________ (to be completed by Noteholder) in accordance with the conversion rate set forth in such Note, under the terms and conditions of the Note Exchange Agreement.

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Exhibit 10.4

Exhibit A-1

Schedule of Noteholders

Noteholder	Date of Note	Outstanding Principal Amount of Note to be Exchanged	Accrued and Unpaid Interest	Conversion Price	Shares Issued	Warrants Issued

TOTAL

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